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                                                                   EXHIBIT 10.17

                           GIBRALTAR STEEL CORPORATION
                         NON-QUALIFIED STOCK OPTION PLAN

                         First Amendment and Restatement

     WHEREAS, Gibraltar Steel Corporation, a Delaware corporation with offices at 3556 Lake Shore Road, Buffalo, New York 14219 (the "Company") adopted a non-qualified stock option plan known as the "Gibraltar Steel Corporation Non-Qualified Stock Option Plan") on September 21, 1993 to enable the Company to attract to membership on the Board of Directors of the Company, individuals with substantial consulting experience with respect to the legal, financial and operational concerns of large public and privately held corporations; and

     WHEREAS, the Company desires to amend the Plan to increase the number of shares of common stock par value $.01 per share of the Company (hereinafter the "Common Stock") which may be issued in connection with options granted pursuant to the terms of the Plan by Two Hundred Thousand shares (200,000); and

     WHEREAS, the Company desires to amend and restate the terms of the document which contains the terms of the Plan to provide for the increase in the number of shares of Common Stock of the Company which may be issued in connection with the exercise of options granted pursuant to the terms of the Plan and to make certain other technical amendments to the terms of the Plan;

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby adopts the following as the First Amendment and Restatement of the Gibraltar Steel Corporation Non-Qualified Stock Option Plan effective as of February 15, 1996:

     1. Purpose of Plan. The Gibraltar Steel Corporation Non-Qualified Stock option Plan (the "Plan") is intended to provide a tool to the management of the Company for attracting, motivating and retaining highly qualified officers and key employees to employment with the Company by providing such officers and other key employees with an additional incentive to promote the success of the business, to increase their proprietary interest in the success of the Company and to encourage them to remain in the employ of the Company and its subsidiaries and affiliates.

     A further purpose of the Plan is to provide the Company's management with an additional equity based program which can be used to attract individuals with substantial consulting experience with respect to the legal, financial and operational concerns of large public and privately held corporations to membership on the Company's Board of Directors.
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     2. Administration. The Plan shall be administered by a Committee (the
"Committee") which shall be composed of not less than two (2) Directors of the Company who shall be appointed by and serve at the pleasure of the Board of Directors of the Company. If the Committee is composed of two (2) Directors, both members of the Committee must approve, in writing, any action to be taken by the Committee in order for such action to be deemed an action of the Committee pursuant to the provisions of the Plan. If the Committee is composed of more than two (2) Directors, a majority of the Committee shall constitute a quorum for the conduct of its business, and (a) the action of a majority of the Committee members present at any meeting at which a quorum is present, or (b) action taken without a meeting by the approval, in writing, of a majority of the Committee members, shall be deemed to be action by the Committee pursuant to the provisions of the Plan. The Committee is authorized to adopt such rules and regulations for the administration of the Plan as it may deem necessary or proper.

     Any action taken or interpretation made by the Committee under any provision of the Plan shall be final. No member of the Board of Directors or the Committee shall be liable for any action, determination or interpretation taken or made under any provision of the Plan or otherwise if done in good faith.

     3. Participation. The Committee shall determine which individuals shall be granted options under the terms of this Plan, which individuals may, but are not required to, include officers and employees of the Company, legal or financial advisors to the Company and non-employee Directors of the Company (all such individuals being sometimes hereinafter referred to as "Optionees").

     4. Option Terms. The Committee shall establish the terms and conditions (which need not be identical) upon which the options granted hereunder may be exercised, the time or times at which options shall be granted and the number of shares of Common Stock (or such number of shares of stock in which such Common Stock may at any time hereafter be constituted), for which options are granted. The terms and conditions established by the Committee with respect to any option granted by the Committee under this Plan shall be contained in a written statement which shall be delivered by the Committee to the Optionee as soon as practicable following the Committee's establishment of the terms and conditions of such Option.

     Notwithstanding the foregoing, unless otherwise modified by action of the Company's Board of Directors, the following terms and conditions shall apply with respect to any options granted hereunder:

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     (a) in the case of an individual that is an employee of the Company or any of its subsidiaries or affiliates, the right to exercise options granted hereunder shall be conditioned on the continuous employment of such individual by the Company or any of its subsidiaries or affiliates between the date of the grant of the option and the date of exercise of the option;

     (b) in the case of an individual that is a member of the Board of Directors of the Company or the Board of Directors of any subsidiary or affiliate of the Company but is not an employee of the Company or any subsidiary or affiliate of the Company, the right to exercise options granted hereunder shall be conditioned on the continuous membership by such individual on the Board of Directors of the Company or any such subsidiary or affiliate;

     (c) with respect to options granted under the Plan prior to the closing of the public offering of the Company's Common Stock (the "Public Offering") the right to exercise such options shall accrue, on a cumulative basis, as follows:

          (i) one fourth (1/4) of the total number of shares of Common Stock which could be purchased (subject to adjustment as provided for in Section 6 hereof) (such number being hereinafter referred to as the "Optioned Shares") shall become available for purchase pursuant to the option at the end of the one (1) year period following the closing of the Public Offering;

          (ii) one-fourth (1/4) of the Optioned Shares shall become available for purchase pursuant to the option at the end of the two (2) year period following the closing of the Public Offering;

          (iii) one-fourth (1/4) of the Optioned Shares shall become available for purchase pursuant to the option at the end of the three (3) year period following the closing of the Public Offering; and

          (iv) one-fourth (1/4) of the Optioned Shares shall become available for purchase pursuant to the option at the end of the four (4) year period following the closing of the Public Offering.

     An Optionee who has been granted an option under the Plan may be granted additional options under the Plan if the Committee shall so determine.

     The purchase price payable for Common Stock in connection with the exercise of options granted hereunder shall be determined by the Committee at the time of the grant of any options hereunder.

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     In addition, except as otherwise set forth above and subject to the provisions of Section 7 hereof, at the time of the grant of any options under this Plan, the Committee shall establish the time at which and within which such options may be exercised.

     5. Shares Subject to the Plan. The Company is authorized to issue options under the Plan for the purchase of the number of shares of Common Stock described in the following provisions of this Section 5. On September 21, 1993 (the date on which this Plan became effective), the aggregate number of shares of Common stock which was reserved for issuance pursuant to options which were permitted to be granted hereunder was Two Hundred Thousand (200,000) shares (subject to the anti-dilutive adjustments provided for by Section 6 hereof). Effective February 15, 1996, in addition to the number of shares of Common Stock reserved for issuance pursuant to the options which were permitted to be granted as of February 14, 1996, an additional Two Hundred Thousand (200,000) shares of Common Stock shall be reserved for issuance pursuant to options which may be granted hereunder. Accordingly, the total number of shares of Common Stock which may be issued pursuant to the exercise of options which may be granted under the terms of this Plan shall be equal to the sum of Two Hundred Thousand (200,000) shares (subject to anti-dilutive adjustments made at any time after September 21, 1993 pursuant to Section 6 hereof) and Two Hundred Thousand (200,000) shares subject to anti-dilutive adjustments made at any time after February 15, 1996 pursuant to Section 6 hereof). With respect to any shares which are subject to options which expire or terminate pursuant to the provisions of the Plan without having been exercised in full, such shares shall be considered to be available again for placement under options granted thereafter under the Plan. Shares issued pursuant to the exercise of stock options granted under the Plan shall be fully paid and nonassessable.

     6. Anti-Dilution Provisions. The aggregate number of shares of Common Stock and the class of such shares as to which options may be granted under the Plan, the number and class of such shares subject to each outstanding option, the price per share thereof (but not the total price), and the number of such shares as to which an option may be exercised at any one time, shall all be adjusted proportionately in the event of any change, increase or decrease in the outstanding shares of Common Stock or any change in classification of its Common Stock without receipt of consideration by the Company which results either from a split-up, reverse split or consolidation of shares, payment of a stock dividend, recapitalization, reclassification or other like capital adjustment so that upon exercise of the option, the Optionee shall receive the number and class of shares that he would have received had he been the holder of the number of shares of Common Stock for which the option is being exercised immediately preceding such change, increase or decrease in the

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outstanding shares of Common Stock. Any such adjustment made by the Committee shall be final and binding upon all optionees, the Company and all other interested persons.

     7. Option Exercises Upon a Change in Control. Notwithstanding the provisions of Section 4 hereof, in the event that the Company or the stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, or in the event a Change of Control shall occur, each outstanding option shall become immediately exercisable with respect to the full number of shares subject to such options during the period commencing as of the date of execution of such agreement and ending as of the earlier of (i) ten (10) years from the date such option was granted, or (ii) ninety (90) days following the date on which a Change in Control occurs or the disposition of assets or stock contemplated by the agreement is consummated. Ninety (90) days following the consummation of any such disposition of assets or stock, or Change in Control, this Plan and any unexercised options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective, unless provision is made in connection with such transaction for assumption of options previously granted or the substitution for such options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices.

     For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if:

     (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than thirty percent (30%) of the then outstanding voting stock of the Company, otherwise than through a transaction arranged by, or consummated with the prior approval of its Board of Directors; or

     (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (and any new director whose election to the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) (the "Continuing Directors") cease for any reason to constitute a majority thereof; or

     (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other

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than a merger or consolidation which would result in the voting securities of the Company immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (provided, however, that if prior to the merger or consolidation, the Board of Directors of the Company adopts a resolution that is approved by a majority of the Continuing Directors providing that such merger or consolidation shall not constitute a "Change in Control" for purposes of the Plan, then such a merger or consolidation shall not constitute a "Change in Control"); or

     (d) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the assets of the Company.

     Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets, any unexercised unaccrued installments that had become exercisable solely by reason of the provisions of this paragraph shall again become unaccrued and unexercisable as of said termination of such agreement; subject, however, to such installments accruing pursuant to the normal accrual schedule provided in the terms under which such option was granted. Any exercise of an installment prior to said termination of said agreement shall remain effective despite the fact that such installment became exercisable solely by reason of the Company or its stockholders entering into said agreement to dispose of the stock or assets of the Company.

     8. Exercise of Option. Options shall be exercised as follows:

     (a) Notice and Payment. Each option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, specifying the options being exercised (by reference to the date of the grant of the option), the number of shares to be purchased and the purchase price being paid, and accompanied by the payment of all or such part of the purchase price as shall be specified in the option, by cash, certified or bank check payable to the order of the Company. Each such notice shall contain representations on behalf of the Optionee that he acknowledges that the Company is selling the shares being acquired by him under a claim of exemption from registration under the Securities Act of 1933 as amended (the "Act"), as a transaction not involving any public offering; that he represents and warrants that he is acquiring such shares with a view to "investment" and not with a view to distribution or resale; and that he agrees not to transfer, encumber or dispose of the shares unless: (i) a

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registration statement with respect to the shares shall be effective under the
Act, together with proof satisfactory to the Company that there has been compliance with applicable state law; or (ii) the Company shall have received an opinion of counsel in form and content satisfactory to the Company to the effect that the transfer qualifies under Rule 144 or some other disclosure exemption from registration and that no violation of the Act or applicable state laws will be involved in such transfer, and/or such other documentation in connection therewith as the Company's counsel may in its sole discretion require.

                (b) Issuance of Certificates. Certificates representing the shares purchased by the optionee shall be issued as soon as practicable after the optionee has complied with the provisions of Section 8(a) hereof.

     (c) Rights as a Stockholder. The optionee shall have no rights as a stockholder with respect to the shares purchased until the date of the issuance to him of a certificate representing such shares.

        9. Assignment of Option. Subject to the provisions of Section 10(e) hereof, options granted under this Plan may not be assigned voluntarily or involuntarily or by operation of law. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any stock option, or any right thereunder, contrary to the provisions hereof shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

     10. Effect of Termination of Employment, Removal, Death or Disability. (a) If an optionee is employed by the Company or any subsidiary or affiliate of the Company on the date he receives a grant of an option and if such Optionee's employment with the Company or is terminated by reason of: (i) a discharge for cause; or (ii) voluntary separation on the part of the Optionee and without consent of the Company or the subsidiary or affiliate of the Company that the Optionee is employed by, any option or options theretofore granted to him under this Plan, to the extent not theretofore exercised by him, shall be terminated.

     (b) If an Optionee is a non-employee member of the Board of Directors of the Company or any subsidiary or affiliate of the Company on the date he receives the grant of an option and if such Optionee's membership on the Board of Directors of the Company and on the Board of Directors of all other subsidiaries and affiliates of the Company is terminated by reason of: (i) removal for cause; or (ii) voluntary resignation on the part of the Optionee without the consent of the other members of the Board of Directors of the Company or such other members of each

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subsidiary or affiliate of the Company whose Board of Directors the Optionee is a member of, any option or options theretofore granted to him under this Plan, to the extent not otherwise exercised by him, shall be terminated.

     (c) If an Optionee is employed by the Company or any subsidiary or affiliate of the Company at the time he receives a grant of an option hereunder and if such Optionee's employment with the Company or any such subsidiary or affiliate of the Company is terminated by reason of the Optionee's retirement at age 65 under the terms of the retirement plan of the Company or such subsidiary or affiliate of the Company that is the employer of such Optionee, the Optionee shall have the right to exercise such option or options held by him to the extent that such options have not expired, at any time within three (3) months after such retirement.

     (d) If an optionee is a non-employee member of the Board of Directors of the Company or any subsidiary or affiliate of the Company at the time he receives a grant of an option hereunder and if such Optionee's membership on the Board of Directors of the Company and all subsidiaries and affiliates of the Company is terminated by reason of the Optionee's resignation at or after his attainment of age 65, the Optionee shall have the right to exercise such option or options held by him to the extent that such options have not expired, at any time within three (3) months after such retirement.

     (e) In the event that an Optionee shall die at any time that options granted hereunder are outstanding, any option or options granted to him under this Plan and not theretofore exercised by him or expired shall be exercisable by the estate of the Optionee or by any person who acquired such option by bequest or inheritance from the optionee in full at any time within one (1) year after the death of the Optionee. References hereinabove to the Optionee shall be deemed to include any person entitled to exercise the option after the death of the optionee under the terms of this Section.

     (f) If an Optionee is employed by the Company or any subsidiary or affiliate of the Company at the time he receives a grant of an option hereunder and if his employment with the Company or any such subsidiary or affiliate of the Company is terminated by reason of his disability, the Optionee shall have the right to exercise all options held by him to the extent that such options have not previously expired or been exercised, at any time within one (1) year after such termination. If an Optionee is a non-employee member of the Board of Directors of the Company or any subsidiary or affiliate of the Company at the time he receives a grant of an option hereunder and if his membership on the Board of Directors of the Company and all other subsidiaries and affiliates of the Company is terminated by

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reason of his disability, the optionee shall have the right to exercise all options held by him to the extent that such options have not previously expired or been exercised, at any time within one (1) year after such termination. The term "disability" shall, for the purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986.

     11. Indemnity. The Company shall indemnify and hold harmless any person who is or has been a member of the Committee appointed under Section 2 hereof or the Board of Directors of the Company, from and against any and all loss, expense, liability or costs, including, without limitation, reasonable attorney's fees that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan provided that such person provides the Company prompt written notice of any such claim together with the opportunity to defend against claim or action at the Company's expense.

     12. Amendment and Termination of the Plan. The Board of Directors of the Company may at any time suspend, amend or terminate the Plan.

     13. General Provisions. (a) No stock option granted hereunder shall be construed as limiting any right which the Company or any parent or subsidiary of the Company may have to terminate at any time, with or without cause, the employment of an Optionee or an optionee's membership on the Board of Directors of the Company or the Board of Directors of any subsidiary or affiliate of the Company.

     (b) The Section headings used in this Plan are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any of the provisions hereof.

     (c) The masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the other whenever the content so indicates or requires.

     14. Effective Date and Duration of the Plan. The Plan shall became effective on September 21, 1993 and shall continue until terminated by the Board of Directors of the Company or, if earlier, the date that all shares of Common Stock which may be issued in connection with the exercise of options which may be granted under the terms of the Plan have been issued.

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     IN WITNESS WHEREOF the undersigned has executed this Plan on and as of the
15th day of February, 1996.

                                         GIBRALTAR STEEL CORPORATION

                                         By: /s/ Brian J. Lipke
                                             ---------------------------------


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